Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

I, Joerg Ott, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the quarterly report on Form 10-Q/A (Amendment No. 1) of GBS Enterprises Incorporated for the fiscal quarter ended September 30, 2011 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Form 10-Q /A (Amendment No. 1) fairly presents, in all material respects, the financial condition and results of operations of GBS Enterprises Incorporated.

Date: March 23, 2012	/s/ Joerg Ott
Joerg Ott
President and Chief Executive Officer
(Principal Executive Officer)